UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 14, 2007
GENERAL MOTORS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	1-143	38-0572515

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

300 Renaissance Center, Detroit, Michigan		48265-3000

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (313) 556-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBITS
SIGNATURES
News Release Dated March 14, 2007 and Financial Statements
Charts Furnished to Securities Analysts

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS
On March 14, 2007, a news release was issued on the subject of fourth quarter 2006 consolidated earnings for General Motors Corporation (GM). The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of GM’s Annual Report on Form 10-K. The news release and financial statements are incorporated as Exhibit 99.1.
Charts furnished to securities analysts in connection with GM’s fourth quarter 2006 earnings release are attached as Exhibit 99.2.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBITS

Exhibits	Description	Method of Filing
Exhibit 99.1	News Release Dated March 14, 2007 and Financial Statements	Attached as Exhibit

Exhibit 99.2	Charts Furnished to Securities Analysts	Attached as Exhibit
* * * * * *
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)
Date: March 14, 2007	By:	/s/ NICK S. CYPRUS
(Nick S. Cyprus, Controller and
Chief Accounting Officer)